Exhibit 10.iii.u.

AMENDMENT TO

SENIOR MANAGEMENT SEVERANCE AND CHANGE IN CONTROL AGREEMENT

This amendment to the Senior Management Severance and Change in Control Agreement dated                     , 200     between The Mosaic Company, a Delaware corporation (the “Company”) and                      (the “Executive”) is effective as of the date indicated below by the Executive’s signature.

The Company and the Executive hereby agree that clauses (a) and (b) of Section 4 of the Agreement are deleted in their entirety and replaced with the following:

(a)	Employee shall be eligible to receive an amount equal to times Employee’s annual base salary in effect as of the date of termination; provided, however, that if the effective date of termination by the Company without Cause occurs (i) upon, or within two years after, the occurrence of a Change in Control of the Company (as defined in Section 7 below), or (ii) at the time of, or following, the entry by the Company into a definitive agreement or plan for a Change in Control of the nature set forth in Section 7(b), (c) or (e) below (so long as such Change in Control occurs within six months after the effective date of such termination), then such amount shall be equal to times Employee’s annual base salary. Any amounts payable hereunder will be subject to required withholdings, deductions, and tax reporting requirements.

(b)	Employee shall be eligible to receive a payout equal to Employee’s annual target bonus percent established for the bonus year prior to the bonus year in which Employee’s date of termination is effective (or such greater percent as shall be designated by the Compensation Committee of the Company’s Board of Directors from time to time) multiplied by Employee’s annual base salary in effect as of the date of termination; provided, however, that if the effective date of termination by the Company without Cause occurs (i) upon, or within two years after, the occurrence of a Change in Control of the Company (as defined in Section 7 below), or (ii) at the time of, or following, the entry by the Company into a definitive agreement or plan for a Change in Control of the nature set forth in Section 7(b), (c) or (e) below (so long as such Change in Control occurs within six months after the effective date of such termination), then such payout shall be equal to times Employee’s annual target bonus percent for the prior bonus year (or such greater percent as shall be designated by the Compensation Committee of the Company’s Board of Directors from time to time) multiplied by Employee’s annual base salary in effect as of the date of termination. Any amounts payable hereunder will be subject to any required withholdings, deductions, and tax reporting requirements.

IN WITNESS WHEREOF, the Company and the Executive have executed this amendment on the dates set forth below.

THE MOSAIC COMPANY

By:
Its:

Date:	May , 2009

EXECUTIVE
[Executive]

Date:	May , 2009

AMENDMENT TO

AMENDED AND RESTATED

SENIOR MANAGEMENT SEVERANCE AND CHANGE IN CONTROL AGREEMENT

This amendment to the Amended and Restated Senior Management Severance and Change in Control Agreement dated                     , 200     between The Mosaic Company, a Delaware corporation (the “Company”) and                      (the “Executive”) is effective as of the date indicated below by the Executive’s signature.

The Company and the Executive hereby agree that clauses (a) and (b) of Section 4 of the Agreement are deleted in their entirety and replaced with the following:

(a)	Employee shall be eligible to receive an amount equal to times Employee’s annual base salary in effect as of the date of termination; provided, however, that if the effective date of termination by the Company without Cause occurs (i) upon, or within two years after, the occurrence of a Change in Control of the Company (as defined in Section 7 below), or (ii) at the time of, or following, the entry by the Company into a definitive agreement or plan for a Change in Control of the nature set forth in Section 7(b), (c) or (e) below (so long as such Change in Control occurs within six months after the effective date of such termination), then such amount shall be equal to times Employee’s annual base salary. Any amounts payable hereunder will be subject to required withholdings, deductions, and tax reporting requirements.

(c)	Employee shall be eligible to receive a payout equal to Employee’s annual target bonus percent established for the bonus year prior to the bonus year in which Employee’s date of termination is effective (or such greater percent as shall be designated by the Compensation Committee of the Company’s Board of Directors from time to time) multiplied by Employee’s annual base salary in effect as of the date of termination; provided, however, that if the effective date of termination by the Company without Cause occurs (i) upon, or within two years after, the occurrence of a Change in Control of the Company (as defined in Section 7 below), or (ii) at the time of, or following, the entry by the Company into a definitive agreement or plan for a Change in Control of the nature set forth in Section 7(b), (c) or (e) below (so long as such Change in Control occurs within six months after the effective date of such termination), then such payout shall be equal to times Employee’s annual target bonus percent for the prior bonus year (or such greater percent as shall be designated by the Compensation Committee of the Company’s Board of Directors from time to time) multiplied by Employee’s annual base salary in effect as of the date of termination. Any amounts payable hereunder will be subject to any required withholdings, deductions, and tax reporting requirements.

IN WITNESS WHEREOF, the Company and the Executive have executed this amendment on the dates set forth below.

THE MOSAIC COMPANY

By:
Its:

Date:	May , 2009

EXECUTIVE
[Executive]

Date:	May , 2009